UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021

Commission File No. 001-12257

 MERCURY GENERAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

California		95-2211612
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

4484 Wilshire Boulevard
Los Angeles,	California	90010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (323) 937-1060

____________________

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MCY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.     Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information, including Exhibit 99.1, shall not be incorporated by reference into any filing of Mercury General Corporation (the “Company”), whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On November 2, 2021, the Company issued a press release announcing its financial results for the third quarter ended September 30, 2021. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 29, 2021, the Board of Directors of the Company (the “Board”) appointed Vicky Wai Yee Joseph as a director of the Company. Ms. Joseph was not appointed to any committees of the Board. As a member of the Board, Ms. Joseph is eligible to participate in the Company’s director compensation program, pursuant to which each member of the Board receives a quarterly retainer equal to $7,000 and a per meeting fee equal to $7,000 for each meeting attended in person or telephonically lasting more than one hour and $500 for each meeting attended in person or telephonically lasting less than one hour, as well as reimbursement for any out-of-pocket expenses incurred in attending such meetings.

There are no other understandings or arrangements between Ms. Joseph or any other person and the Company or any of its subsidiaries pursuant to which Ms. Joseph was appointed to serve as a director of the Company. Ms. Joseph is wife of George Joseph, Chairman of the Board, and mother of Victor Joseph, currently Vice President & Chief Underwriting Officer of the Company and to become Executive Vice President & Chief Operating Officer of the Company effective January 1, 2022. There are no transactions between Ms. Joseph or any of her immediate family members and the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release, dated November 2, 2021, issued by Mercury General Corporation, furnished pursuant to Item 2.02 of Form 8-K.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCURY GENERAL CORPORATION
Date: November 2, 2021
	By:	/s/ Theodore R. Stalick
	Name:	Theodore R. Stalick
	Its:	Senior Vice President and Chief Financial Officer